KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                                 75 WALL STREET
                            NEW YORK, NEW YORK 10005

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of Kleinwort Benson Australian Income Fund, Inc. (the "Fund") will be held on Tuesday, February 11, 1997, at 11:00 a.m. at 75 Wall Street, 29th floor, New York, New York 10005, for the following purposes:

          (1)  To elect one class of three Directors ("Proposal No. 1").

          (2) To act upon a proposal to ratify the selection of Price Waterhouse as Independent Accountants for the Fund for the fiscal year ending October 31, 1997 ("Proposal No. 2").

          (3) To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on December 13, 1996 will be entitled to vote at the Meeting. The Fund's annual report to stockholders for the 1996 fiscal year is being mailed to all such stockholders prior to or with the mailing of this notice and proxy statement.


                                             By order of the Board of Directors,

                                                       Michael Fortier
                                                          Secretary

December 20, 1996


     If you do not expect to be present at the meeting, please date, fill in and sign the enclosed form of Proxy and mail it in the enclosed return envelope. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                  KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.
                                 75 Wall Street
                            New York, New York 10005
                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

     This Proxy Statement is furnished to the stockholders of KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC. (the "Fund") in connection with the solicitation by the Board of Directors of the Fund of proxies to be used at an Annual Meeting of Stockholders of the Fund to be held at the offices of the Fund's Investment Advisor and Administrator, Kleinwort Benson Investment Management Americas Inc., 75 Wall Street, 29th Floor, New York, NY, on Tuesday, February 11, 1997 at 11:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Stockholders of record at the close of business on December 13, 1996 will be entitled to vote at the Meeting. If a proxy is executed and returned, the shares represented thereby will be voted at the Meeting. Any stockholder giving a proxy will have the power to revoke it by notice in writing received by the Secretary of the Fund, c/o Kleinwort Benson Investment Management Americas Inc., 75 Wall Street, New York, NY 10005, prior to the exercise of such proxy at the Meeting. Also, any stockholder attending the Meeting may vote in person whether or not she or he has previously filed an executed proxy. Each proxy will be voted in accordance with the directions given thereon by the stockholder. If no specific directions to the contrary are given, a proxy will be voted for the election of one class of three Directors and in favor of Proposal No. 2.

     On December 20, 1996 there were 11,954,566 outstanding shares of the Fund. On such date, no person to the knowledge of the Fund owned 5% or more of the outstanding shares of the Fund. Each share or fractional share outstanding on the record date will be entitled to one vote or fractional vote at the meeting.

     The cost of soliciting proxies for the Annual Meeting of Stockholders, consisting primarily of printing and mailing expenses, will be paid by the Fund. This solicitation is being made by the use of the mails, but may also be made by telephone, telegraph and personal interview. Proxies should be returned to the Fund's Transfer Agent, Boston EquiServe, in the enclosed envelope. This Proxy Statement and accompanying form of proxy are first being sent to stockholders on or about December 27, 1996.

     Copies of the Fund's most recent Annual and Semi-Annual Reports may be obtained without charge by calling (800) 237-4218 or by writing the Fund at 75 Wall Street, New York, NY 10005.

                              ELECTION OF DIRECTORS
                                 Proposal No. 1

     At the Meeting, three of the seven Directors of the Fund are to be elected for a period of three years and until their successors have been elected and qualified. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented thereby for the election of the following nominees as Directors of the Fund. Each nominee is a member of the present Board of Directors of the Fund and was elected by stockholders of the Fund.

     Set forth below are the nominees for election to the Fund's Board of Directors, together with certain other information:

                                                                                    Shares of Common
                                   Position with    Principal Occupation and         Stock Owned at
Name and Address           Age       the Fund         other Affiliations            December 20, 1996        Class
----------------           ---       --------         ------------------            -----------------        -----

The Earl of Limerick(1)    66      Director since   Chairman, Pirelli UK plc and            0                 III
40 Chancery Lane                   1986             associated companies (since
London, WC2A 1JH                                    1989); Chairman, AMP Asset
England                                             Management plc (since 1992);
                                                    Chairman, De La Rue plc
                                                    (Director since 1983,
                                                    Chairman since 1993);
                                                    Chairman, Board of
                                                    Governors, London Guildhall
                                                    University (since 1984).
                                                    Formerly Non-Executive
                                                    Director of Kleinwort Benson
                                                    Group plc and associated
                                                    companies (1990).

Leonard T. Hinde (1)       71      Director since   Formerly Advisor to the                 0                 III
20 Ellalong Place                  1987             Governor, Reserve Bank of
Cremorne, NSW 2090                                  Australia (retired 1985).
Australia

G. William Miller (1)      71      Director and     Chairman and CEO, G. William         40,000               III
1215 19th Street N.W.              Deputy           Miller & Co. Inc. (since
Washington, DC 20036               Chairman since   1983); Chairman and CEO,
                                   1986             Federated Stores, Inc.
                                                    (1991-1992); Chairman and
                                                    Director, Waccamaw
                                                    Corporation (since October
                                                    1995); Director, GS
                                                    Industries (since October
                                                    1995), Simon-DeBartolo
                                                    Group, Inc. (since August
                                                    1996) and Repligen
                                                    Corporation (since 1982);
                                                    Trustee, Marine Biological
                                                    Laboratory (since August
                                                    1996).

     Class I Directors' terms will expire in 1998 and Class II Directors' terms will expire in 1999. The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are duly elected and qualified.

----------
(1) Member, Audit Committee. The Committee reviews and reports to the Board with respect to the scope and results of the examination of the financial statements of the Fund by the independent accountants and related matters.

                                                                                    Shares of Common
                                   Position with    Principal Occupation and         Stock Owned at
Name and Address           Age       the Fund         other Affiliations            December 20, 1996        Class
----------------           ---       --------         ------------------            -----------------        -----
Sir Robert C. Cotton       81      Director and     Formerly Australian                   8,000               I
2 Spruson Street                   Chairman of      Ambassador to the United
Neutral Bay, NSW 2089              the Board        States (1982-1985).
Australia                          since 1986

+ David M. Felder          41      Director and     Senior Fixed Income Manager:            0                 I
10 Fenchurch Street                President        Kleinwort Benson Investment
London, England                    since 1994       Management Americas Inc.
EC3M 3LB                                            (since 1991) and Kleinwort
                                                    Benson Investment Management
                                                    Limited (since 1988).

James J. Foley             72      Director since   From 1952-1990, Faculty               1,536               I
60 Pond Street                     1986             Member, Harvard Graduate
Belmont, MA 02178                                   School of Business. Since
                                                    January 1991: Consultant to
                                                    the School's MBA Admissions
                                                    Board; Consultant to Courier
                                                    Corp.

Nigel S. MacEwan           63      Director since   Retired; formerly President             0                 II
153 Oenoke Lane                    1992             and Chief Executive Officer,
New Canaan, CT 06820                                Kleinwort Benson North
                                                    America, Inc. (1986-1993);
                                                    formerly Director, Alex
                                                    Brown Kleinwort Benson
                                                    Realty Advisors (1992-1994).


     The executive officer of the Fund, other than as already shown, is described below.

     Michael Fortier is the Secretary and Treasurer and Principal Financial and Accounting Officer and has held these offices since February 1994 and December 1996, respectively. Mr. Fortier is 34 years old and is an Assistant Vice President of Dresdner Kleinwort Benson North America Services LLC and has been employed by Kleinwort Benson since 1987.

----------
+ Mr. Felder is an "interested person" of the Fund because he is an officer of the Fund's investment advisor.

     The directors and officers of the Fund as a group owned less than 1% of the shares outstanding as of December 20, 1996.

     The Fund reimburses all Directors for their out-of-pocket and travel expenses. For the period November 1, 1995 to October 31, 1996, there were two meetings of the Fund's Board of Directors. Six of the Directors who served during fiscal 1996 attended all meetings, while one Director, Sir Robert Cotton, attended one meeting.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The members of the Audit Committee during fiscal 1996 were Messrs. Foley, Miller, Hinde and The Earl of Limerick. The Audit Committee met twice during the period November 1, 1995 to October 31, 1996 and all Committee members attended each meeting.

     Set forth below is information concerning compensation paid to the Fund's current directors and officers during its fiscal year ended October 31, 1996:

                                                                                                          Total Compensation
                                                    Pension or Retirement                                 from Fund and Fund
                         Aggregate Compensation    Benefits Accrued as Part   Estimated Annual Benefits    Complex Paid to
Name and Position               from Fund              of Fund Expenses            Upon Retirement            Directors
-----------------        ----------------------    ------------------------   -------------------------   ------------------
Sir Robert C. Cotton,            $7,000                      None                       None                     $7,000
Director & Chairman of
the Board

David M. Felder,                  None                       None                       None                     None
Director & President

James J. Foley,                  $11,000                     None                       None                    $11,000
Director

Leonard T. Hinde,                $11,000                     None                       None                    $11,000
Director

The Earl of Limerick,            $11,000                     None                       None                    $11,000
Director

Nigel S. MacEwan,                 $7,000                     None                       None                     $7,000
Director

G. William Miller,               $11,000                     None                       None                    $11,000
Director &
Deputy Chairman

Michael Fortier,                  None                       None                       None                     None
Secretary and
Treasurer & Principal
Financial and Accounting
Officer

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 Proposal No. 2

     A majority of the members of the Board of Directors who are not interested persons of the Fund have selected Price Waterhouse as independent accountants for the Fund for the year ending October 31, 1997. The ratification of the selection of independent accountants is to be voted upon at the meeting and it is intended that the persons named in the accompanying proxy vote for Price Waterhouse. A representative of Price Waterhouse will attend the meeting if so requested by a stockholder.

     The Board of Directors' policy regarding engaging independent accountants' services is that Management may engage the Fund's independent accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meets any and all of the independence requirements of the American Institute of Certified Public Accountants and the Securities and Exchange Commission. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from the Audit Committee relating to all services after they have been performed by the Fund's independent accountants.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at the Meeting other than those stated above. If any other business should come before the Meeting, the persons named in the Proxies intend to vote thereon in accordance with the views of the Fund's management.

                              STOCKHOLDER PROPOSALS

     It is expected that the next meeting of stockholders will be held on or about February 13, 1998. A stockholder's proposal intended to be presented at the 1998 meeting of stockholders of the Fund must be received by the Fund by August 31, 1997 in order to be included in the Fund's Proxy Statement and Form of Proxy relating to such meeting.

                                            By order of the Board of Directors,

                                                      Michael Fortier
                                                         Secretary

December 20, 1996

                                     PROXY

                 KLEINWORT BENSON AUSTRALIAN INCOME FUND, INC.

     PROXY SOLICITED BY THE BOARD OF DIRECTORS of Kleinwort Benson Australian Income Fund, Inc. for use at the Annual Meeting of Stockholders to be held at 75 Wall Street, 29th Floor, New York, NY on February 11, 1997 at 11:00 a.m. New York time. The undersigned hereby appoints Michael Fortier and Francis M. Harte, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting and at all adjournments thereof, all shares of the Fund held of record by the undersigned on the record date for the Meeting upon the following matters, and upon any other matter which may properly come before the Meeting or any adjournment thereof, in their discretion.
                                                                     -----------
               (Continued and to be signed on the reverse side.)     SEE REVERSE
                                                                        SIDE
                                                                     -----------

|X| Please mark
    votes as in
    this example

Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote in the election of each Director and FOR Proposal 2.

1.  ELECTION OF DIRECTORS
                                                           FOR  AGAINST  ABSTAIN
Nominees: The Earl of Limerick,  2. Proposal to ratify the |__|   |__|     |__|
          Leonard T. Hinde,         selection of Price
          G. William Miller         Waterhouse LLP as the
                                    Fund's Independent
          FOR       WITHHELD        Public Accountants.
          |__|        |__|
                                 3. In their discretion, the proxies are
|__|________________________        authorized to vote upon such other business
 For all nominees except as         as may properly come before the Meeting or
 noted above                        any adjournment thereof.

                                       MARK HERE
                                      FOR ADDRESS  |__|
                                       CHANGE AND
                                      NOTE AT LEFT

                                 PLEASE SIGN, DATE AND RETURN PROMPTLY.

                                 Receipt of Notice of Meeting and Proxy
                                 Statement is hereby acknowledged.

                                 IMPORTANT: Please be sure to give ALL
                                 information requested above, including FULL title.

Signature:_______________ Date:________ Signature:_______________ Date:________